UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     April 3, 2006
                                                    ----------------

                            Premier Exhibitions, Inc.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           Florida                 000-24452                  20-1424922
---------------------------  ---------------------      ------------------------
(State or other jurisdiction     (Commission                (IRS Employer
     of incorporation)            File Number)            Identification No.)


  3340 Peachtree Road, Suite 2250, Atlanta, Georgia              30326
-------------------------------------------------------          -----
       (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:   (404) 842-2600
                                                   -------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

Item 1.01         Entry into a Material Definitive Agreement.

         On April 3, 2006, RMS Titanic, Inc. (the "Company"), a wholly-owned subsidiary of Premier Exhibitions, Inc., terminated that certain Revised Term Sheet between the Company and Legal Access Technologies, Inc. ("LAT") dated as of November 30, 2006 (the "Term Sheet") and filed by Premier Exhibitions, Inc. as Exhibit 10.3 to its Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 2005. Pursuant to the Term Sheet, LAT had agreed to pay the Company $500,000 to acquire a 3% ownership interest in the wreck of the Carpathia payable in a first installment of $100,000 due on December 12, 2005 and a second installment of $400,000 due on February 15, 2006. The agreement also required a $200,000 payment to the Company for a 25 year license to conduct joint salvage operations to the wreck of the Carpathia.

         LAT failed to pay the second installment of $400,000 as required under the Term Sheet. In accordance with the Term Sheet, the Company will retain LAT's payment of the first installment.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                             Premier Exhibitions, Inc.


Date:  April 10, 2006        By:     /s/ Arnie Geller
                                    -----------------
                                     Arnie Geller
                                     President and Chief Executive Officer